Q4 Fiscal 2017 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
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Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

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Fourth Quarter and Full Fiscal 2017 Execution

Record Consolidated Results

Record revenue: Q4 up 17% to $38.5 million
Full year up 18% to 143.9 million

Annual operating income increased 26% to $7.9 million; margin expanded 30 bps

Record net income of $4.5 million, or $0.64 per diluted share

Service Segment

High single-digit organic growth; Robust pipeline and backlog heading into FY 2018

32 consecutive quarters of YOY revenue growth

Integrating acquisitions and expect to capture additional operational synergies to drive margin expansion

Distribution Segment

Diversification strategy drives double-digit sales growth in both periods

Incremental sales from acquisition of Excalibur Engineering

Organic growth: Increased demand from core end-user customers
Alternative energy and improving US industrial markets

Record Revenue

($ in millions)

Q4 Service Segment


$17.6
$19.5
Q4 FY 2016
Q4 FY 2017

Q4 Distribution Segment


$15.3
$18.9
Q4 FY 2016
Q4 FY 2017

Consolidated – Annual


6% CAGR*
$112.3
$118.5
$123.6
$122.2
$143.9
$40.7
$48.2
$51.8
$59.2
$71.1
$71.6
$70.3
$71.8
$63.0
$72.8
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Service
Distribution

- Solid organic revenue growth and acquisitions drove both segments
- Service segment continues to deliver
  - 20% growth over FY 2016
  - 15% 4-year CAGR*

**FY 2013 – FY 2017*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

Q4 Service Segment


$1.9
$2.0
10.7%
10.2%
Q4 FY 2016
Q4 FY 2017

Consolidated – Annual


8% CAGR*
$5.9
$6.7
$6.8
$6.3
$7.9
$1.3
$2.4
$3.7
$4.2
$4.8
$4.6
$4.3
$3.1
$2.1
$3.2
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Service
Distribution

Q4 Distribution Segment


$0.4
$0.6
2.3%
3.0%
Q4 FY 2016
Q4 FY 2017

- Annual consolidated operating income up 26%
- Q4 Distribution margin up on higher volume, cost controls, and reduced internal G&A expense allocation of $0.1 million
- Q4 Service margin down due to increased G&A allocation (70 bps impact)

*FY 2013 – FY 2017

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q4 Service Segment


$3.0
$3.2
16.9%
16.2%
Q4 FY 2016
Q4 FY 2017

Consolidated – Annual

13% CAGR*


$8.9
$3.1
$5.8
$10.0
$4.6
$5.4
$10.3
$6.1
$4.1
$10.6
$7.5
$3.1
$14.5
$9.6
$4.9
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Service
Distribution

Q4 Distribution Segment


$0.6
3.6%
$1.0
5.5%
Q4 FY 2016
Q4 FY 2017

- Total annual Adjusted EBITDA* up 38%; margin expanded 150 bps to 10.1%
  - Service up 28%
  - Distribution up 60%
- 33% 4-year CAGR for Service segment**
  - Validates strong operating leverage

** See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*
*** FY 2013 – FY 2017*
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions)


Annual
$3.7
$4.0
$4.0
$4.1
$4.5
$0.49
$0.54
$0.57
$0.58
$0.64
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017


Quarterly
$1.6
$1.4
$0.22
$0.20
Q4 FY 2016
Q4 FY 2017

- 5% CAGR for net income *(FY 2013 – FY 2017)*
- Higher effective tax rate in Q4 17 due to changes in the availability of federal and state R&D tax credits
- Expect tax rate to range between 34% and 36% in fiscal 2018*

** FY 2018 tax rate expectation provided as of May 16, 2017*

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Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$8.0
$7.6
$12.2
$19.1
$27.3
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

- Strong cash generation
- $11.4 million available from credit facility as of March 25, 2017
- Total debt to TTM Adjusted EBITDA 1.88x at year-end FY17
- FY17 CapEx: Assets for growing rental business & expanded Service capability

Capital Expenditures


$2.7
$2.0
$3.5
$4.1
$5.3
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

Cash Flow from Operations


$5.2
$7.6
$4.4
$11.0
$7.5
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

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FY 2018 Outlook* -- Strong Momentum

- Continued emphasis on improving Operational Excellence
  - Improve customer experiences, expand organic growth potential, and strengthen our acquisition integration process
- Fortifying structure with technology, people and processes
- Expect solid organic growth in the Service segment
- Optimistic Distribution segment performance will continue
- Remain selective and disciplined in acquisition and investment approach
- CapEx spend of $6.0 million to $6.5 million
  - Incremental spending planned for IT infrastructure to drive operational excellence and for customer-opportunity driven Service capabilities
  - Maintenance and replacement CapEx of $1.0 million to $1.5 million

** Outlook provided as of May 16, 2017*

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Upcoming Investor Relations Calendar

May 18	IDEAS East Coast Conference (Boston)
June 15-16	Marcum MicroCap Conference (NYC)
July 24	Q1 FY18 Earnings Release (call on 7/25)
Aug 30-31	IDEAS Midwest Conference (Chicago)
Sept 13	Annual Meeting

Supplemental Information

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Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017
Net Income	$ 3,704	$ 3,984	$ 4,026	$ 4,124	$ 4,522
+ Interest	117	130	234	247	719
+ Other Expense / (Income)	111	129	111	48	51
+ Tax Provision	2,014	2,462	2,397	1,883	2,642
Operating Income	$ 5,946	$ 6,705	$ 6,768	$ 6,302	$ 7,934
+ Depreciation & Amortization	2,702	2,945	3,090	3,946	6,184
+ Other (Expense) / Income	(111)	(129)	(111)	(48)	(51)
+ Noncash Stock Comp	343	527	507	359	453
Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 14,520**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017
Service Operating Income (loss)	$ 1,311	$ 2,379	$ 3,693	$ 4,155	$ 4,769
+Depreciation & Amortization	1,740	2,144	2,362	3,216	4,660
+Other (Expense) / Income	(84)	(141)	(138)	(64)	(55)
+Noncash Stock Comp	150	230	224	171	217
Service Adjusted EBITDA	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,591
Distribution Operating Income	$ 4,635	$ 4,326	$ 3,075	$ 2,147	$ 3,165
+Depreciation & Amortization	962	801	728	730	1,524
+Other (Expense) / Income	(27)	12	27	16	4
+Noncash Stock Comp	193	297	283	188	236
Distribution Adjusted EBITDA	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,929
Service	$ 3,117	$ 4,612	$ 6,141	$ 7,478	$ 9,591
Distribution	$ 5,763	$ 5,436	$ 4,113	$ 3,081	$ 4,929
Total Adjusted EBITDA	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 10,559**	**$ 14,520**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.